UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Industrial Logistics Realty Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-200594	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Industrial Logistics Realty Trust Inc. (formerly known as Logistics Property Trust Inc.) (“ILT” or the “Company”) amended and restated its charter on July 1, 2016 (the “Amended Charter”) in order to make certain revisions, including to: (i) provide for the reclassification of its common stock as Class A shares, $0.01 par value per share (the “Class A Shares”), Class T shares, $0.01 par value per share (the “Class T Shares”), and Class W shares, $0.01 par value per share (the “Class W Shares”); (ii) reflect the change of its name to “Industrial Logistics Realty Trust Inc.”; (iii) provide that certain events, including extraordinary actions, the sale of all or substantially all of the Company’s assets, the merger or reorganization of the Company, the removal of directors, and the replacement of a director due to any vacancy created by an increase in the number of Directors, require the affirmative vote of holders of a majority of the outstanding shares entitled to vote who are present in person or by proxy at a meeting at which a quorum is present; (iv) provide that a quorum of stockholders requires the presence in person or by proxy of stockholders entitled to cast at least 50% of all the outstanding shares entitled to vote at such meeting on any matter; and (v) reflect that any interest payable with respect to a promissory note issued in connection with the redemption of the special units described in Section 9.7 of the Amended Charter will be reduced or eliminated to the extent that the Company’s board of directors (the “Board”) determines that such reduction or elimination is necessary in order to cause the aggregate payments received by the holders of the special units for the redemption of the units not to exceed the 15% limitation described in the Section 9.7 of the Amended Charter. The Amended Charter was approved by the Board and by the affirmative vote of the Company’s sole stockholder via written consent.

As described above and in the Amended Charter, effective as of July 1, 2016, the Company reclassified its common stock, which was previously classified into Class A Shares and Class T Shares, into Class A Shares, Class T Shares and Class W Shares (the “Reclassification”). The Company filed a Post-Effective Amendment to its Registration Statement on July 1, 2016 in order to offer the Class W Shares, in addition to the Class A Shares and Class T Shares, as part of its public offering. The Post-Effective Amendment to the Company’s Registration Statement is not yet effective and therefore the Company is not yet offering Class W Shares. The Class A Shares, Class T Shares and Class W Shares have similar voting rights and rights upon liquidation, and the per share distributions payable with respect to the Class A Shares, Class T Shares or Class W Shares relative to the per share distributions payable with respect to any other class of the Company’s common shares will be set forth in the prospectus for the Company’s offering of such class of common shares. In addition, the Amended Charter provides that, in the event of a liquidation of the Company’s assets, each holder of shares of a particular class of common stock will be entitled to receive, proportionately with each other holder of shares of such class, that portion of the aggregate assets available for distribution to such class as the number of outstanding shares of the class held by such holder bears to the total number of outstanding shares of such class then outstanding.

Additionally, the Company amended and restated its bylaws, effective as of July 1, 2016 (the “Amended Bylaws”) to: (i) reflect the Company’s new name; (ii) to provide that a quorum of stockholders requires the presence in person or by proxy of stockholders entitled to cast at least 50% of all the outstanding shares entitled to vote at such meeting on any matter; and (iii) to provide that any vacancy created by an increase in the number of directors may only be filled by the affirmative vote of holders of a majority of the outstanding shares entitled to vote who are present in person or by proxy at a meeting at which a quorum is present.

Further, in connection with the Reclassification, the Company amended and restated the Company’s distribution reinvestment plan (the “Amended and Restated Distribution Reinvestment Plan”) in order to reflect the Company’s new name and to provide holders of Class A Shares, Class T Shares and Class W Shares with the ability to have cash distributions attributable to the class of shares they own automatically reinvested in additional shares of the same class. The Company also amended the price at which additional shares of the same class may be purchased pursuant to the Company’s distribution reinvestment plan to a price equal to $9.04 per share for each class of shares.

Also in connection with the Reclassification, the Company amended and restated its share redemption program (the “Amended Share Redemption Program”) to reflect: (i) the Company’s new name; (ii) the addition of the Class W Shares as shares that are eligible for redemption under the Amended Share Redemption Program, subject to the limitations and restrictions of the program; and (iii) that the initial “net investment value” of the Class A Shares, Class T Shares and Class W Shares is $8.90 per share.

Additionally, in connection with the Reclassification, the Company and ILT Advisors Group LLC (formerly known as Logistics Property Advisors Group LLC) amended and restated the Limited Partnership Agreement of ILT Partnership LP (formerly known as Logistics Property Operating Partnership LP) (the “Operating Partnership”), effective as of July 1, 2016 (the “Amended and Restated Limited Partnership Agreement”), in order to reflect the new names of the parties and to clarify the rights and obligations of the partners with respect to the Class A, Class T and Class W partnership units of the Operating Partnership. The Amended and Restated Limited Partnership Agreement also clarifies that any interest payable with respect to a promissory note issued in connection with the redemption of the special units issued by the Operating Partnership will be reduced or eliminated to the extent that the Board determines that such reduction or elimination is necessary in order to cause the aggregate payments received by the holders of the special units for the redemption of the units not to exceed the 15% limitation described in Section 5.2 of the agreement.

In addition, in connection with the Reclassification, the Company entered into the Amended and Restated Dealer Manager Agreement, dated as of July 1, 2016, with Dividend Capital Securities LLC (the “Dealer Manager”) and ILT Advisors LLC (formerly known as Logistics Property Advisors LLC) (the “Amended and Restated Dealer Manager Agreement”), in order to, among other things, reflect the Company’s new name and to describe the distribution fees to be paid by the Company to the Dealer Manager with respect to the sale of Class W Shares in the primary offering. The compensation payable to the Dealer Manager with respect to the Class A Shares and the Class T Shares was not changed as a result of the amendment and restatement of the Dealer Manager Agreement. Under the Amended and Restated Dealer Manager Agreement, the Company has agreed to pay the Dealer Manager with respect to the Class W Shares a distribution fee that accrues daily and is calculated on outstanding Class W Shares issued in the primary offering in an amount equal to 0.60% per annum of (i) the current gross offering price per Class W Share or (ii) if the Company is no longer offering shares in a public offering, the estimated per share value of Class W Shares. The Amended and Restated Dealer Manager Agreement provides that all or a portion of the distribution fees may be reallowed or advanced by the Dealer Manager to participating broker dealers or broker dealers servicing accounts of investors who own Class W Shares.

Finally, the Company amended and restated its equity incentive plan (the “Amended and Restated Equity Incentive Plan”) in order to reflect the Company’s new name and also to reflect that the aggregate number of shares of common stock of the Company that may be issued upon grant, vesting or exercise under the Amended and Restated Equity Incentive Plan may not exceed 5% of the Company’s outstanding shares on a fully diluted basis. The Amended and Restated Equity Incentive Plan was approved by the Board and by the affirmative vote of the Company’s sole stockholder via written consent.

The preceding summaries of the Amended and Restated Dealer Manager Agreement, Amended Charter, Amended Bylaws, Amended and Restated Distribution Reinvestment Plan, Amended and Restated Share Redemption Program, Amended and Restated Limited Partnership Agreement, and Amended and Restated Equity Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Dealer Manager Agreement, Amended Charter, Amended Bylaws, Amended and Restated Distribution Reinvestment Plan, Amended and Restated Share Redemption Program, Amended and Restated Limited Partnership Agreement, and Amended and Restated Equity Incentive Plan, respectively, copies of which were filed with Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016 as Exhibits 1.1, 3.1, 3.2, 4.5, 4.6, 10.1, and 10.4, respectively, and are incorporated by reference herein.

ITEM 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.03.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 1.01 with respect to the Amended and Restated Equity Incentive Plan is incorporated by reference into this Item 5.02(e).

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 with respect to the Amended Charter and the Amended and Restated Equity Incentive Plan is incorporated by reference into this Item 5.07.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Amended and Restated Dealer Manager Agreement, dated as of July 1, 2016, between Industrial Logistics Realty Trust Inc., ILT Advisors LLC and Dividend Capital Securities LLC. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

3.1	Second Articles of Amendment and Restatement. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

3.2	Second Amended and Restated Bylaws of Industrial Logistics Realty Trust Inc. Incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

4.1	Amended and Restated Distribution Reinvestment Plan. Incorporated by reference to Appendix F to the Prospectus included in Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

4.2	Amended and Restated Share Redemption Program, effective as of July 1, 2016. Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

10.1	Amended and Restated Limited Partnership Agreement of ILT Operating Partnership LP, dated as of July 1, 2016. Incorporated by reference to Exhibit 10.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

10.2	Amended and Restated Equity Incentive Plan of Industrial Logistics Realty Trust Inc., effective July 1, 2016. Incorporated by reference to Exhibit 10.4 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed and furnished herewith, contains forward-looking statements (including, without limitation, statements concerning future redemptions pursuant to the Amended and Restated Share Redemption Program and future reinvestments of cash distributions pursuant to the Amended and Restated Distribution Reinvestment Plan) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the Company’s investments, the level of participation in the Amended and Restated Distribution Reinvestment Plan, and those risks set forth in the “Risk Factors” section of the Company’s Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on February 12, 2016, as amended or supplemented by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS REALTY TRUST INC.

July 8, 2016	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer

EXHIBIT INDEX

1.1	Amended and Restated Dealer Manager Agreement, dated as of July 1, 2016, between Industrial Logistics Realty Trust Inc., ILT Advisors LLC and Dividend Capital Securities LLC. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

3.1	Second Articles of Amendment and Restatement. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

3.2	Second Amended and Restated Bylaws of Industrial Logistics Realty Trust Inc. Incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

4.1	Amended and Restated Distribution Reinvestment Plan. Incorporated by reference to Appendix F to the Prospectus included in Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

4.2	Amended and Restated Share Redemption Program, effective as of July 1, 2016. Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

10.1	Amended and Restated Limited Partnership Agreement of ILT Operating Partnership LP, dated as of July 1, 2016. Incorporated by reference to Exhibit 10.1 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.

10.2	Amended and Restated Equity Incentive Plan of Industrial Logistics Realty Trust Inc., effective July 1, 2016. Incorporated by reference to Exhibit 10.4 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No. 333-200594) filed with the SEC on July 1, 2016.